UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2026

VOLATO GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1954 Airport Road, Suite 124

Chamblee, GA 30341

(Address of principal executive offices) (zip code)

844-399-8998

Registrant’s telephone number, including area code

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $287.50	SOARW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Merger Agreement Amendment

As previously disclosed, on August 25, 2026, Volato Group, Inc., a Delaware corporation (“Volato” or the “Company”), entered into an Agreement and Plan of Merger (as subsequently amended, the “Merger Agreement”) with Volato Alignment Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Volato (“Merger Sub”), and Alignment Engine Inc., a Delaware corporation (“Aligned”), pursuant to which Aligned would merge with and into Merger Sub, with Merger Sub surviving the merger as a wholly-owned subsidiary of Volato (together with all other transactions contemplated by the Merger Agreement, the “Merger”). On September 11, 2026, the parties closed the Merger, as more fully described throughout this Current Report on Form 8-K (the “Closing”). As previously disclosed, the Closing was subject to certain customary closing conditions, including the Company receiving a fairness opinion by an independent third party that the merger consideration is fair to the Company’s stockholders. The Company obtained the required fairness opinion prior to the Closing. The Company’s board of directors (“Board”) approved the Merger Agreement and the consummation of the Merger, which was not subject to approval of the Company’s stockholders.

Prior to the Closing, on September 4, 2026, the parties entered into an Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”), pursuant to which the parties clarified that the issuance of the Merger Consideration Shares (as defined below) would result in the Aligned securityholders holding 95% of the Company’s Class A common stock, par value $0.0001 per share (the “Volato Common Stock”), on an as converted and fully diluted basis, and also taking into account the Aligned valuation of $500 million (the “Aligned Valuation”) and the potential issuance of an in-kind dividend by the Company. The Amendment also (i) extended the Drop Dead Date (as defined in the Merger Agreement) from September 4, 2026 to September 11, 2026, and (ii) established that each Aligned securityholder would be subject to a lock-up provision, such that each Aligned securityholder may not sell, offer to sell, or otherwise convey any Conversion Shares (as defined below) for a period of 180 days following the Closing. All other material terms of the Merger Agreement remained unchanged by the Amendment.

Additionally, on September 10, 2026, the parties entered into an Amended and Restated Amendment No. 1 to Agreement and Plan of Merger (the “Restated Amendment”), pursuant to which the parties amended and restated the Amendment in its entirety to further clarify the calculation of the merger consideration under the Merger Agreement. Specifically, the Restated Amendment clarified that the Aligned securityholders would hold 95% of the Volato Common Stock, on an as converted and fully diluted basis, assuming that the Company has a combined post-closing valuation of $508,502,712 (after giving effect to the Aligned Valuation) and after giving effect to any shares of Volato Common Stock issued in connection with (i) the resolution and/or settlement of any litigation involving the Company, provided such litigation is threatened or pending as of the Closing, (ii) the grant of equity compensation to the Company’s directors or employees as determined by the Board and the compensation committee of the Board, as applicable, in their sole discretion, and (iii) a potential in-kind dividend, as the Board may reasonably determine in its sole discretion. All other terms of the Merger Agreement and the initial Amendment remain unchanged by the Restated Amendment.

The foregoing descriptions of the Merger Agreement and the Restated Amendment do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the Restated Amendment, which are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Lock-Up Agreement

Pursuant to the Merger Agreement, on September 10, 2026, the Company entered into lock-up agreements (the “Lock-Up Agreements”) with each of the directors and officers of the Company (each, a “Locked-Up Party”), effective as of September 11, 2026, with respect to all of the Company’s securities, including any securities paid as dividends or distributions with respect to the such securities or into which those securities are exchanged or converted, held by such Locked-Up Parties (the “Lock-Up Securities”). Pursuant to the Lock-Up Agreements, each Locked-Up Party agreed, except in the case of a Permitted Transfer (as defined in the Lock-Up Agreements), not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase, swap, transfer, dispose of or agree to dispose of, directly or indirectly, or otherwise convey any Lock-Up Securities during the period commencing on the date of the Closing and ending 180 days after the Closing.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Lock-Up Agreements, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Voting Agreement

On September 10, 2026, the Company entered into stockholder voting and support agreements (the “Voting Agreements”) with each of the directors and officers of the Company (each, a “Key Stockholder”) effective as of September 11, 2026. Pursuant to the Voting Agreements, each Key Stockholder agreed, with respect to the shares of Volato Common Stock held by such Key Stockholder prior to the Expiration Date (as defined in the Voting Agreements), to vote such shares of Volato Common Stock in favor of Merger Proposals (as defined in the Merger Agreement). To facilitate the Voting Agreement, each Key Stockholder agreed not to assign, sell, transfer, tender, exchange, pledge, hypothecate, create a lien or other encumbrance upon, gift, place in trust, or otherwise dispose of the shares of Volato Common Stock held by such Key Stockholder until the Expiration Date.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Voting Agreements, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Convertible Note and Waiver Agreement

As previously disclosed, on December 4, 2024, the Company entered into a Securities Purchase Agreement (“SPA”) with an institutional investor (the “Buyer”). Under the SPA, the Company agreed to issue convertible promissory notes (“Notes”) in an aggregate original principal amount of up to $36,000,000, which, once issued, would be convertible into shares of Volato Common Stock. The parties completed the closing of (i) the first tranche on December 4, 2024, in an aggregate original principal amount of $4,500,000, (ii) the second tranche on June 13, 2025, in an aggregate original principal amount of $1,500,000, (iii) the third tranche on July 21, 2025, in an aggregate original principal amount of $3,000,000, and (iv) the fourth tranche closing on October 16, 2025, in an aggregate original principal amount of $2,220,000.

In connection with the closing of the fifth tranche as further described below, the Company and the Buyer entered in a Waiver Agreement on September 11, 2026 (the “Waiver Agreement”), with respect to the waiver of certain rights under the SPA and Fifth Tranche Note (defined below), as further described in the Waiver Agreement. The waivers provide the Company with the ability to imminently execute its intended financing plan to support the Aligned business plan and future growth.

On September 11 2026, the parties consummated the closing of a fifth tranche and the Company issued to the Buyer a senior unsecured convertible promissory note, in an aggregate original principal amount of $7,500,000 (the “Fifth Tranche Note”), under the SPA. The Fifth Tranche Note was issued to the Buyer under the SPA as consideration for the Buyer’s waiver of certain rights under the SPA and Fifth Tranche Note, and matures on September 11, 2027.

The SPA, Waiver Agreement, and Fifth Tranche Note contain customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, the Buyer represented to the Company, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)). The Company offered and issued the Notes, and will issue any additional Notes, and the shares of Volato Common Stock issuable pursuant to the Notes, in reliance upon the exemptions from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The foregoing descriptions of the Fifth Tranche Note and Waiver Agreement do not purport to be complete and are qualified in their entirety by reference to the Fifth Tranche Note and Waiver Agreement, which are filed as Exhibit 4.1 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

To the extent required, the information set forth under the heading “Merger Agreement Amendment” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

As consideration for the Merger and at the effective time of the Merger (the “Effective Time”), all capital stock and other securities of Aligned, excluding options and warrants, issued and outstanding immediately prior to the Effective Time were converted into the right to receive an aggregate of (i) 79,078 shares of a newly-designated series of non-voting convertible preferred stock, par value $0.0001 per share, of Volato (the “Series A Preferred Stock”) and (ii) 316,312 shares of a newly-designated series of non-voting convertible preferred stock, par value $0.0001 per share, of Volato (the “Series A-1 Preferred Stock” and, together with the Series A Preferred Stock, the “Merger Consideration Shares”). The Merger Consideration Shares, together with the Volato Options and Warrants (as defined below), are convertible or exercisable, as applicable, into a number of shares of Volato Common Stock equal to 95% of the Volato Common Stock on an as converted and fully diluted basis (the “Conversion Shares”), as may be adjusted in accordance with the Merger Agreement to avoid the issuance of any fractional shares.

The Series A Preferred Stock and the Series A-1 Preferred Stock are only convertible following (i) approval of the listing of the combined company on the NYSE American LLC (“NYSE American”), (ii) approval of the conversion of the Series A-1 Preferred Stock into shares of Volato Common Stock by Volato’s stockholders (the “Preferred Stock Conversion”), and (iii) effectiveness of a Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Volato Common Stock (the “Authorized Shares Amendment”).

Pursuant to the Merger Agreement, the Company intends to hold a meeting of stockholders (the “Stockholder Meeting”) to ask its stockholders to, among other things, vote upon proposals to: (i) approve the issuance of Volato Common Stock upon the Preferred Stock Conversion and upon exercise of the Volato Options and Warrants (the “Stock Issuance Approval”); (ii) elect six members of the board of directors, consisting of five individuals designated by Aligned and one individual designated by the Company (the “Election of Directors”); (iii) approve the Authorized Shares Amendment; (iv) authorize the Company’s board of directors to change the Company’s name from “Volato Group, Inc.” to a name selected by Aligned (together with the Stock Issuance Approval, the Election of Directors, and the Authorized Shares Amendment, the “Stockholder Approvals”); and (v) approve such other matters as the Company determines to be necessary or appropriate.

If, prior to the Stockholder Meeting, the Company reasonably believes that (i) it will not have sufficient shares of Volato Common Stock represented in person or by proxy to constitute a quorum necessary to conduct business at the Stockholder Meeting or (ii) it will not receive proxies sufficient to obtain the required votes for the Stockholder Approvals, then, in each case, the Company will use its commercially reasonable efforts to adjourn the Stockholder Meeting one or more times and to obtain the Stockholder Approvals, as further described in the Merger Agreement. The Company will hold a meeting of its stockholders at least once every four months until it obtains the Stockholder Approvals.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

To the extent required, the information set forth under the heading “Convertible Note and Waiver Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

Merger Consideration Shares, Options, and Warrants

To the extent required, the information set forth under the heading “Merger Agreement Amendment” in Item 1.01 of this Current Report on Form 8-K and the information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

In addition to the issuance of the Merger Consideration Shares, at the Effective Time, (i) each option to purchase Aligned common stock outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive options to purchase Volato Common Stock and (ii) each warrant to purchase Aligned common stock outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive warrants to purchase Volato Common Stock (such options and warrants to purchase Volato Common Stock collectively, the “Volato Options and Warrants”). The exercisability of the Volato Options and Warrants is subject to approval by the Company’s stockholders. Except as otherwise provided in the Merger Agreement, the Volato Options and Warrants have substantially the same terms as the corresponding Aligned options and warrants prior to the Closing. The Volato Options and Warrants constitute a part of the 95% merger consideration described above.

The Company offered and issued the Merger Consideration Shares and the Volato Options and Warrants, and will issue the Conversion Shares, in reliance upon the exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The securities were offered and sold without any general solicitation by the Company or its representatives. The securities have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act. This Current Report on Form 8-K is not an offer to sell or a solicitation of an offer to buy any securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Convertible Note

To the extent required, the information set forth under the heading “Convertible Note and Waiver Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

On September 11, 2026, the Company filed a Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock and a Certificate of Designations, Preferences and Rights of the Series A-1 Convertible Preferred Stock (collectively, the “Certificates of Designation”) with the Secretary of State of the State of Delaware that set forth the rights, preferences, powers, and restrictions of the shares of Series A Preferred Stock and Series A-1 Preferred Stock, respectively.

At the Closing, all capital stock and other securities of Aligned, excluding options and warrants, issued and outstanding immediately prior to the Effective Time were converted into the right to receive the Merger Consideration Shares. Specifically, the Aligned securityholders each have the right to obtain their pro rata share of the Conversion Shares. Each of Series A Preferred Stock and Series A-1 Preferred Stock will be convertible, at the election of the holders, into a number of shares of Volato Common Stock determined by dividing the stated value of $641.5267 per share by $0.1537, as may be adjusted under the terms of the Certificates of Designation.

If the conversion would cause a holder to exceed ownership of 4.99% of the Volato Common Stock (the “Beneficial Ownership Limitation”), then the Company will only issue such number of shares to such holder as instructed by such holder and as would not cause such holder to exceed the maximum number of shares permitted under the Beneficial Ownership Limitation. The Beneficial Ownership Limitation may be increased or decreased with at least 60 days prior notice by a holder, but may not be increased above 9.99%.

Holders of the Series A Preferred Stock and Series A-1 Preferred Stock are entitled to receive dividends on shares of the Series A Preferred Stock and Series A-1 Preferred Stock on an as-if-converted basis, without regard to any beneficial ownership limitation, equal to and in the same form and manner as dividends are paid to holders of the shares of Volato Common Stock. Subject to any requirements of the General Corporation Law of the State of Delaware, the Series A Preferred Stock and Series A-1 Preferred Stock have no voting rights. The Series A Preferred Stock and Series A-1 Preferred Stock rank senior to shares of Volato Common Stock as to distributions of assets upon liquidation, dissolution, or winding up of the Company.

The foregoing description of the Certificates of Designation does not purport to be complete and is qualified in its entirety by reference to the form of the Certificates of Designation, which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At Closing, Matthew Liotta resigned as Chief Executive Officer of the Company and the Board appointed Christopher Ensey as the Chief Executive Officer of the Company and a member of the Board. Mr. Ensey will not serve on any committees of the Board. The parties are working to finalize and execute a definitive agreement with respect to Mr. Ensey’s services.

Set forth below is certain information concerning Mr. Ensey’s past employment history, directorships held in public companies, if any, and qualifications for service on the Board. Neither Mr. Ensey nor his immediate family members (within the meaning of Item 404 of Regulation S-K), had or will have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Christopher Ensey has served as Chief Executive Officer of Alignment Engine Inc. since June 2023, where he leads initiatives in AI/HPC datacenter design and GPU interconnect hardware, guiding company strategy, fundraising and market positioning. He has served as a director and Audit Committee member of Datacentrex, Inc. (ticker DTCX), a publicly reporting blockchain and AI technology company, since October 2025, when he joined the board of its predecessor Thumzup Media Corporation (ticker TZUP), continuing as a director after the company became Datacentrex, Inc. in December 2025. From June 2021 to January 2024, Mr. Ensey served as Chief Technical Advisor to Gryphon Digital Mining, Inc. (now American Bitcoin Corp., NASDAQ: ABTC). From 2021 to 2023, he was Founding Partner and Chief Technology Officer of Gulp Data, an AI-driven data valuation platform, where he oversaw engineering and established enterprise partnerships. From 2020 to 2021 he served as Chief Technology Officer of eMed, launching an FDA-authorized digital health platform that scaled to serve millions of users and resulted in six issued patents. From 2019 to 2020 he was Chief Technology Officer of BlueVoyant, where he managed global cybersecurity operations and directed a $45 million budget. Mr. Ensey served as Chief Operating Officer of Riot Blockchain, Inc. (now Riot Platforms, Inc., NASDAQ: RIOT) from January 2018 to September 2018 and as its Interim Chief Executive Officer from September 2018 to February 2019, and previously served as a senior officer of Dunbar Security Solutions from September 2012 to February 2018. Mr. Ensey holds a Bachelor of Science in Computer Engineering from Virginia Polytechnic Institute and State University (Virginia Tech). Mr. Ensey brings extensive leadership and expertise in technology and cybersecurity.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required, the information contained in Item 1.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, and statements regarding the contemplated benefits of the Merger and other future events and contingencies relating thereto. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; our ability to maintain the listing of our common stock on the NYSE American LLC; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; that Aligned’s planned business and technology infrastructure do not yield the benefits anticipated or sought; that following Closing the Company may be unable to obtain the requisite shareholder approvals; and those risks detailed in our most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Additional Information and Where to Find It

This communication relates to a transaction involving Volato and Aligned. This communication is not a substitute for any other document that Volato has filed or will file with the SEC in connection with the transaction. This communication does not contain all of the information concerning the transaction and is not intended to form the basis for any investment decision or any other decision in respect of such matters. Copies of all relevant materials for the transaction filed, or that will be filed, with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. Volato’s stockholders may also obtain copies of the documents, when available, without charge, by directing a request to Volato at 1954 Airport Road, Suite 124, Chamblee, GA 30341, or by telephone at (844) 399-8998.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell, or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the potential transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The transactions were implemented solely pursuant to the legally binding definitive agreements which are filed as exhibits to this Current Report on Form 8-K, and which contain the material terms and conditions of the transactions. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

Pursuant to Item 9.01(a)(3) of Form 8-K, no financial statements are being filed with this Current Report on Form 8-K. To the extent that financial statements are determined to be required, such financial statements will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this initial Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

Pursuant to Item 9.01(b)(2) of Form 8-K, no pro forma financial information is being filed with this Current Report on Form 8-K. To the extent that pro forma financial information is determined to be required, such pro forma financial information will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this initial Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated August 25, 2026, between Volato Group, Inc., Volato Alignment Merger Sub, LLC, and Alignment Engine Inc. (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 28, 2026).

2.2	Amended and Restated Amendment No. 1 to Agreement and Plan of Merger, dated September 10, 2026, between Volato Group, Inc., Volato Alignment Merger Sub, LLC, and Alignment Engine Inc.

3.1	Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock of Volato Group, Inc.

3.2	Certificate of Designations, Preferences and Rights of the Series A-1 Convertible Preferred Stock of Volato Group, Inc.

4.1	Form of Fifth Tranche Senior Unsecured Convertible Promissory Note.

10.1	Form of Lock-Up Agreement between the Company and its officers and directors.

10.2	Form of Voting Agreement between the Company and its officers and directors.

10.3	Waiver Agreement, dated September 11, 2026, between the Company and JAK Opportunities IX, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2026

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer